SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — June 20, 2007
BELL INDUSTRIES, INC.
(Exact name of Registrant as specified in its Charter)

California	001-11471	95-2039211

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8888 Keystone Crossing, Suite #1700, Indianapolis, IN		46240

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (317) 704-6000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As describe in the press release attached hereto as Exhibit 99.1, on June 15, 2007, Bell Industries, Inc. (the “Company”) entered into a Consulting Agreement with Lake Ventures, LLC, an entity affiliated with John N. Palmer. Pursuant to the Consulting Agreement, the Company has agreed to compensate Lake Ventures with certain consulting fees and to grant to principals and/or affiliates of Lake Ventures an option to purchase up to 150,000 shares of Company common stock, which option will have a per share exercise price equal to the Company’s current market share price on June 15.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1- Press Release issued on June 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BELL INDUSTRIES, INC.
Date: June 20, 2007	By:	/s/ Kevin J. Thimjon
		Name:	Kevin J. Thimjon
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on June 20, 2007.